UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-1209
                                                      --------

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------
               (Exact name of registrant as specified in charter)

                         8401 WEST DODGE ROAD, SUITE 256
                        --------------------------------
                                OMAHA, NE 68114
                                ---------------
               (Address of principal executive offices) (Zip code)

                              EDSON L. BRIDGES III
                              --------------------
                         8401 WEST DODGE ROAD, SUITE 256
                         -------------------------------
                                OMAHA, NE 68114
                                ---------------
                     (Name and address of agent for service)

                                 (402) 397-4700
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31
                         -----------

Date of reporting period:  JANUARY 1, 2005 - JUNE 30, 2005
                           -------------------------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------


                      [LOGO OF BRIDGES INVESTMENT FUND,]
                         BRIDGES INVESTMENT FUND, INC

                                 Second Quarter

                               Shareholder Report

                                      2005

    8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice:
              402.397.4700 fax: 402.397.8617 - www.bridgesfund.com

                               CONTENTS OF REPORT

    PAGES 1 - 2      SHAREHOLDER LETTER

    EXHIBIT 1        PORTFOLIO TRANSACTIONS DURING THE PERIOD FROM APRIL 1, 2005
     PAGES 3 - 4     THROUGH JUNE 30, 2005

    EXHIBIT 2        HISTORICAL FINANCIAL INFORMATION
      PAGES 5 - 6

    PAGE 7           EXPENSE EXAMPLE

    PAGE 8           ALLOCATION OF PORTFOLIO HOLDING

    PAGES 9 - 26     UNAUDITED FINANCIAL STATEMENTS FOR THE SIX MONTHS ENDED
                     JUNE 30, 2005

                                IMPORTANT NOTICES
                                -----------------

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with lower price-to-book ratios and lower forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization.

The Citigroup Corporate 7-10 Year Index is an unmanaged composite of investment grade corporate bonds with maturities of between seven and ten years. You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Portfolio Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. SMALL- AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

This report must be preceded or accompanied by a Prospectus.

Quasar Distributors, LLC, Distributor (8/05)

                          BRIDGES INVESTMENT FUND, INC.
                                256 DURHAM PLAZA
                              8401 WEST DODGE ROAD
                          OMAHA, NEBRASKA 68114 - 3453

                           TELEPHONE 402 - 397 - 4700
                           FACSIMILE 402 - 397 - 8617

                                                                    July 2, 2005

Dear Shareholder:

    Bridges Investment Fund had a positive second quarter of 2005, posting a total return of 3.47%, versus returns of 1.37% for the S&P 500 and 2.46% for the Russell 1000 Growth Index. For the first two quarters of 2005, the Fund had a total return of -0.77%, versus -0.81% for the S&P 500 and -1.72% for the Russell 1000 Growth. For the twelve month period ending June 30, 2005, the Fund had a total return of 5.63%, versus 6.32% for the S&P 500 and 1.68% for the Russell 1000 Growth. For the five year period ending June 30, 2005, the Fund had a total return of (4.09%), versus (2.37%) for the S&P 500 and (10.36%) for the Russell 1000 Growth. For the ten year period ending June 30, 2005, the Fund had a total return of 7.98%, versus 9.94% for the S&P 500 and 7.40% for the Russell 1000 Growth.

    Performance data quoted represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 866-934-4700.

    The Fund had eight equity positions that posted total returns of at least 20% during the second quarter. They were Allergan (+22%), Apache Corp (+41%), Best Buy (+27%), Centex (+23%), D.R. Horton (+29%), O'Reilly Automotive (+20%), Omnicare (+21%), and West Corp (+20%). Apache was a new purchase initiated during the quarter.

    Of the Fund's six largest holdings at the start of the second quarter, only Johnson and Johnson (-3%) had a negative total return during the quarter. Altria was flat during the quarter, while Best Buy (+27%), Capital One (+7%), First Data (+2%), and Wells Fargo (+4%) posted positive total returns.

    Bank of America's announced takeover of MBNA at the end of June helped the Fund's performance during the quarter, as MBNA moved sharply higher on the news (from $21 to $26), and investors refocused their attention on Capital One as the largest and most profitable independent credit card company. Capital One rose from $74 to $79 during the last two days of the second quarter following the MBNA takeover news.

    Despite generally solid stock market performance during the second quarter, we believe that the Fund's equities are modestly valued relative to 1) their past and prospective earnings growth, 2) their historic valuation parameters, and 3) relative to the current level of interest rates (the yield on the 10 year Treasury Note was 3.92% at the end of the quarter, compared with an average yield of 6.50% over the past 20 years, and 5.25% over the past 10 years). The Fund's aggregate equity valuation has contracted over the past 12 months, despite strong underlying financial performance, as the portfolio's equities had earnings growth of 19% over the past 12 months, versus stock price appreciation of 6%. While we have no insight as to what might be the catalyst to trigger a period of better equity performance, we are constructive with respect to the longer term potential of the Fund's holdings given their current valuations.

    The Fund's top 20 holdings by portfolio weight currently trade at an average P/E of 15.1x on estimated 2005 earnings, and 13.5x on estimated 2006 earnings, and have an expected annual earnings growth rate of 13% annually over the next 3-5 years. This compares favorably with the S&P 500, which currently trades at 16.8x consensus estimated 2005 earnings of $72.85 and 16.0x consensus estimated 2006 earnings of $76.60. Current consensus long term earnings growth estimates for the S&P 500 are between 5-6% annually over the next 3-5 years.

    We expect that the capital markets environment will remain challenging for the remainder of 2005 and into 2006. Investors face risks on many fronts. Economic growth is likely to slow on balance into 2006, and it is unlikely that corporate profitability growth will be as strong as it has been over the past 12 quarters. Energy prices are likely to remain much higher than they have been over the past decade, and the trade and budget deficits remain large. The threat of terrorism remains significant.

    While these risks are material, and will likely create periods of equity market volatility, we believe that the Fund's portfolio is comprised of strong companies with solid long term fundamental outlooks and attractive long term valuations. We will continue to focus on investing the Fund's capital in those companies which we believe are best positioned to generate good returns for shareholders over the long run.

Shareholder Letter                   -2-

Financial Statements
--------------------

    The Fund's unaudited financial statements as of June 30, 2005 appear on pages 9 through 26. Please refer to Exhibits 1 and 2 for statements about the Fund's portfolio transactions for the second quarter of 2005 and for the fund's historical information from 1963-2004, respectively. Exhibit 2 also records quarterly information for the June 30, 2005 period compared to the June 30, 2004 results.

Cash Distributions
------------------

    On May 17, 2005, the Board of Directors authorized the payment of a cash dividend payable on June 30, 2005, to shareholders of record on June 29, 2005. A dividend amount of $172,199 or $0.076 per share was declared on June 29, 2005. This dividend was payable from the $181,502 of net investment income earned during the April-June, 2005 Quarter.

New Fund Web Site
-----------------

    On May 15, 2005, a new Internet web site for the Fund was launched at www.bridgesfund.com. The web site contains information on the Fund's management and investment strategy as well as various documents, including the prospectus, a fact sheet, shareholders' reports and new account applications that can be downloaded and viewed on-line or printed at your computer. We encourage you to try the new web site out and provide us with feedback on your Internet experience.

                                 Sincerely,
                                 /s/ Edson L. Bridges

                                 Edson L. Bridges III, CFA
                                 President and Chief Executive Officer

                                    Exhibit 1
                                    ---------

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                      APRIL 1, 2005, THROUGH JUNE 30, 2005
                      ------------------------------------

                                                                           Bought or       Held After
                        Securities                                         Received        Transaction
                        ----------                                         --------        -----------
                    Common Stocks Unless                                   $1,000 Par        $1,000 Par
                    Described Otherwise                                    Value (M)         Value (M)
                                                                           or Shares         or Shares
        American International Group                                           5,000            20,000
        Apache Corp.                                                           5,000             5,000
        Carnival Corp. Class A                                                 5,000            20,000
        ChevronTexaco Corp.                                                    2,000            27,000
    (1) Express Scripts                                                        3,000             4,000
        Ford Motor Credit Co. 7.875% Due 06/15/10                                350M              350M
        Goldman Sachs Group Inc.                                               2,000            10,000
        Investors Financial Services Corp.                                     8,000            10,000
    (2) McGraw Hill Cos., Inc.                                                12,000            14,000
    (3) O'Reilly Automotive                                                   10,000            20,000
        Omnicare                                                              10,000            40,000
        Qualcomm, Inc.                                                         5,000            35,000
        Symantec Corp.                                                        15,000            35,000
        Tyco International                                                     5,000            30,000
        Wal Mart Stores, Inc.                                                  5,000            15,000
    (4) Wellpoint, Inc.                                                        4,000             6,000
        Zimmer Holdings, Inc.                                                  1,000             6,000
        Various Issues of Commercial Paper Notes purchased                    11,778M            1,299M
          during 2nd Quarter, 2005

(1)     Received 2,000 shares in a 2-for-1 stock split on June 27, 2005
(2)     Received 7,000 shares in a 2-for-1 stock split on May 18, 2005
(3)     Received 10,000 shares in a 2-for-1 stock split on June 16, 2005
(4)     Received 3,000 shares in a 2-for-1 stock split on June 1, 2005

                                    Exhibit 1
                                    ---------
                                   (Continued)

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                      APRIL 1, 2005, THROUGH JUNE 30, 2005

                                                                            Sold or          Held After
                 Securities                                                 Exchanged        Transaction
                 ----------                                                 ---------        -----------
             Common Stocks Unless                                          $1,000 Par        $1,000 Par
             Described Otherwise                                            Value (M)         Value (M)
                                                                            or Shares         or Shares
Analog Devices, Inc.                                                           12,650            -
Colgate Palmolive Co.                                                          20,000            -
Gannett, Inc.                                                                  10,000            -
Level 3 Communications                                                         70,800            -
Progressive Corp.                                                               5,000            -
Vodafone Group PLC-SP ADR                                                      30,000            -
Various Issues of Commercial Paper Notes Maturing                              11,229M           -
  during 2nd Quarter, 2005

                                    Exhibit 2
                                    ---------

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                    SELECTED HISTORICAL FINANCIAL INFORMATION

                    -----------Year End Statistics-----------

Valuation             Net               Shares            Net Asset           Dividend/            Capital
  Date              Assets           Outstanding         Value/Share            Share             Gains/Share
  ----              ------           -----------         -----------           -------            -----------
07-01-63         $  109,000              10,900             $10.00              $ -                 $  -
12-31-63            159,187              15,510              10.13               .07                   -
12-31-64            369,149              33,643              10.97               .28                   -
12-31-65            621,241              51,607              12.04               .285                 .028
12-31-66            651,282              59,365              10.97               .295                  -
12-31-67            850,119              64,427              13.20               .295                  -
12-31-68          1,103,734              74,502              14.81               .315                  -
12-31-69          1,085,186              84,807              12.80               .36                   -
12-31-70          1,054,162              90,941              11.59               .37                   -
12-31-71          1,236,601              93,285              13.26               .37                   -
12-31-72          1,272,570              93,673              13.59               .35                  .08
12-31-73          1,025,521             100,282              10.23               .34                  .07
12-31-74            757,545             106,909               7.09               .35                   -
12-31-75          1,056,439             111,619               9.46               .35                   -
12-31-76          1,402,661             124,264              11.29               .38                   -
12-31-77          1,505,147             145,252              10.36               .428                 .862
12-31-78          1,574,097             153,728              10.24               .481                 .049
12-31-79          1,872,059             165,806              11.29               .474                 .051
12-31-80          2,416,997             177,025              13.65               .55                  .0525
12-31-81          2,315,441             185,009              12.52               .63                  .0868
12-31-82          2,593,411             195,469              13.27               .78                  .19123
12-31-83          3,345,988             229,238              14.60               .85                  .25
12-31-84          3,727,899             278,241              13.40               .80                  .50
12-31-85          4,962,325             318,589              15.58               .70                  .68
12-31-86          6,701,786             407,265              16.46               .688                 .86227
12-31-87          7,876,275             525,238              15.00               .656                1.03960
12-31-88          8,592,807             610,504              14.07               .85                 1.10967
12-31-89         10,895,182             682,321              15.97               .67                  .53769
12-31-90         11,283,448             744,734              15.15               .67                  .40297
12-31-91         14,374,679             831,027              17.30               .66                  .29292
12-31-92         17,006,789             971,502              17.51               .635                 .15944
12-31-93         17,990,556           1,010,692              17.80               .6225                .17075
12-31-94         18,096,297           1,058,427              17.10               .59                  .17874
12-31-95         24,052,746           1,116,620              21.54               .575                 .19289
12-31-96         29,249,488           1,190,831              24.56               .55                  .25730
12-31-97         36,647,535           1,262,818              29.02               .5075                .30571
12-31-98         48,433,113           1,413,731              34.26               .44                 2.11648
12-31-99         69,735,684           1,508,154              46.24               .30                  .91088
12-31-00         71,411,520           1,850,301              38.59               .40                  .80880716
12-31-01         60,244,912           1,940,494              31.05               .26                   -
12-31-02         45,854,541           1,989,769              23.05               .20                   -
12-31-03         62,586,435           2,016,560              31.04               .24                   -
12-31-04         74,281,648           2,230,038              33.31               .305                  -

                                    Exhibit 2
                                    ---------
                                   (Continued)

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                    SELECTED HISTORICAL FINANCIAL INFORMATION

        -----Current Quarter Compared to Same Quarter in Prior Year-----

Valuation             Net               Shares            Net Asset           Dividend/            Capital
  Date              Assets           Outstanding         Value/Share            Share             Gains/Share
  ----              ------           -----------         -----------           -------            -----------
06-30-04         $66,693,520          2,114,790            $31.54               $.055                $ -
06-30-05          74,688,720          2,270,208             32.90                .076                  -

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                                 EXPENSE EXAMPLE
                                 ---------------

                                  JUNE 30, 2005
                                  -------------

    As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held of the entire period (January 1, 2005 - June 30, 2005).

ACTUAL EXPENSES
---------------

    The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------

    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charge (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                     Expenses Paid
                                                       Beginning                 Ending             During Period*
                                                     Account Value           Account Value         January 1, 2005 -
                                                     January 1, 2005         June 30, 2005           June 30, 2005
                                                     ---------------         -------------         -----------------
Actual                                                 $1,000.00               $ 992.30                   $4.00

Hypothetical (5% return before expenses)                1,000.00               1,020.78                    4.06

* Expenses are equal to the Fund's annualized expense ratio of 0.81%, mutiplied by the average account value over the period, muliplied by 181/365 to reflect the one-half year period.

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                        ALLOCATION OF PORTFOLIO HOLDINGS
                        --------------------------------

                                  JUNE 30, 2005
                                  -------------

                 [PIE CHART OF ALLOCATION OF PORTFOLIO HOLDINGS]

Common Stock                  92%
Corporate Bonds                4%
Short Term Investments         2%
Preferred Stock                1%
U.S. Treasury Obligations      1%

                                   [END CHART]

                        COMPONENTS OF PORTFOLIO HOLDINGS
                        --------------------------------

Common Stock                                           $69,027,970
Preferred Stock                                            779,700
U.S. Treasury Obligations                                  601,207
Corporate Bonds                                          3,259,320
Short Term Investments                                   1,440,915
                                                       -----------
   Total                                               $75,109,112
                                                       ===========

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             SCHEDULE OF INVESTMENTS
                             -----------------------

                                  JUNE 30, 2005
                                  -------------
                                   (Unaudited)

                                                                 Number                             Market
               Title of Security                               of Shares           Cost             Value
               -----------------                               ---------           ----             ------
          COMMON STOCKS - 92.42%

Air Freight & Logistics - 1.88%
-------------------------------
   Expeditors International Washington, Inc.                     12,000        $   444,176       $   597,720
   FedEx Corp.                                                   10,000            688,396           810,100
                                                                               -----------       -----------
                                                                               $ 1,132,572       $ 1,407,820
                                                                               -----------       -----------
Auto Components - 0.75%
-----------------------
   Johnson Controls, Inc.                                        10,000        $   385,750       $   563,300
                                                                               -----------       -----------
Beverages - 1.81%
-----------------
   PepsiCo, Inc.                                                 25,000        $   698,139       $ 1,348,250
                                                                               -----------       -----------
Biotechnology - 1.38%
---------------------
      Amgen, Inc.(a)                                             17,000        $   581,020       $ 1,027,820
                                                                               -----------       -----------
Capital Markets - 4.15%
-----------------------
   The Goldman Sachs Group, Inc.                                 10,000        $   894,217       $ 1,020,200
   Investors Financial Services Corp.                            15,000            653,778           567,300
   Morgan Stanley                                                15,000            750,012           787,050
   State Street Corp.                                            15,000             62,367           723,750
                                                                               -----------       -----------
                                                                               $ 2,360,374       $ 3,098,300
                                                                               -----------       -----------
Commercial Banks - 3.89%
------------------------
   Bank of America Corp.                                         30,000        $ 1,242,974       $ 1,368,300
   Wells Fargo & Co.                                             25,000          1,122,293         1,539,500
                                                                               -----------       -----------
                                                                               $ 2,365,267       $ 2,907,800
                                                                               -----------       -----------
Commercial Services & Supplies - 1.44%
--------------------------------------
   West Corp.(a)                                                 28,000        $   608,951       $ 1,075,200
                                                                               -----------       -----------
Communications Equipment - 2.79%
--------------------------------
   Cisco Systems, Inc.(a)                                        40,000        $   361,396       $   764,400
   QUALCOMM, Inc.                                                40,000          1,502,955         1,320,400
                                                                               -----------       -----------
                                                                               $ 1,864,351       $ 2,084,800
                                                                               -----------       -----------
Consumer Finance - 8.12%
------------------------
   Capital One Financial Corp.                                   53,500        $ 1,935,422       $ 4,280,535
   MBNA Corp.                                                    30,000            579,482           784,800
   Nelnet, Inc.(a)                                               30,000            600,289           998,100
                                                                               -----------       -----------
                                                                               $ 3,115,193       $ 6,063,435
                                                                               -----------       -----------
Diversified Financial Services - 1.86%
--------------------------------------
   Citigroup, Inc.                                               30,000        $ 1,431,419       $ 1,386,900
                                                                               -----------       -----------
Electronic Equipment & Instruments - 1.06%
------------------------------------------
   Flextronics International Ltd.(a)                             60,000        $   990,650       $   792,600
                                                                               -----------       -----------

               See accompanying Notes to the Financial Statements
Percentages are stated as a percent of net assets.
  (a) Non Income Producing

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             SCHEDULE OF INVESTMENTS
                             -----------------------
                                   (continued)

                                  JUNE 30, 2005
                                  -------------
                                   (Unaudited)

                                                                 Number                             Market
               Title of Security                               of Shares           Cost             Value
               -----------------                               ---------           ----             ------
          COMMON STOCKS (Continued)

Food & Staples Retailing - 1.69%
--------------------------------
   Sysco Corp.                                                   15,000        $   467,518       $   542,850
   Wal-Mart Stores, Inc.                                         15,000            770,242           723,000
                                                                               -----------       -----------
                                                                               $ 1,237,760       $ 1,265,850
                                                                               -----------       -----------
Health Care Equipment & Supplies - 2.74%
----------------------------------------
   Medtronic, Inc.                                               20,000        $ 1,004,886       $ 1,035,800
   Stryker Corp.                                                 10,000            403,343           475,600
   Zimmer Holdings, Inc.(a)                                       7,000            531,512           533,190
                                                                               -----------       -----------
                                                                               $ 1,939,741       $ 2,044,590
                                                                               -----------       -----------
Health Care Providers & Services - 3.54%
----------------------------------------
   Express Scripts, Inc.(a)                                       5,000        $   222,456       $   249,900
   Omnicare, Inc.                                                40,000          1,462,398         1,697,200
   Wellpoint, Inc.(a)                                            10,000            658,343           696,400
                                                                               -----------       -----------
                                                                               $ 2,343,197       $ 2,643,500
                                                                               -----------       -----------
Hotels Restaurants & Leisure - 3.39%
------------------------------------
   Carnival Corp.                                                20,000        $   778,740       $ 1,091,000
   Harrah's Entertainment, Inc.                                  20,000            656,022         1,441,400
                                                                               -----------       -----------
                                                                               $ 1,434,762       $ 2,532,400
                                                                               -----------       -----------
Household Durables - 2.96%
--------------------------
   Centex Corp.                                                  10,000        $   238,696       $   706,700
   DR Horton, Inc.                                               40,000            407,704         1,504,400
                                                                               -----------       -----------
                                                                               $   646,400       $ 2,211,100
                                                                               -----------       -----------
Industrial Conglomerates - 1.64%
--------------------------------
   General Electric Co.                                          10,000        $   270,842       $   346,500
   Tyco International Ltd.                                       30,000            959,486           876,000
                                                                               -----------       -----------
                                                                               $ 1,230,328       $ 1,222,500
                                                                               -----------       -----------
Insurance - 2.86%
-----------------
   American International Group, Inc.                            20,000        $ 1,165,497       $ 1,162,000
   Berkshire Hathaway, Inc.(a)                                      350            492,609           974,225
                                                                               -----------       -----------
                                                                               $ 1,658,106       $ 2,136,225
                                                                               -----------       -----------
Internet & Catalog Retail - 1.11%
---------------------------------
   eBay, Inc.(a)                                                 25,000        $   418,062       $   825,250
                                                                               -----------       -----------
IT Services - 3.84%
-------------------
   First Data Corp.                                              50,000        $ 1,952,060       $ 2,007,000
   Fiserv, Inc.(a)                                               20,000            664,527           859,000
                                                                               -----------       -----------
                                                                               $ 2,616,587       $ 2,866,000
                                                                               -----------       -----------

               See accompanying Notes to the Financial Statements
Percentages are stated as a percent of net assets.
  (a) Non Income Producing

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             SCHEDULE OF INVESTMENTS
                             -----------------------
                                   (continued)

                                  JUNE 30, 2005
                                  -------------
                                   (Unaudited)

                                                                 Number                             Market
               Title of Security                               of Shares           Cost             Value
               -----------------                               ---------           ----             ------
          COMMON STOCKS (Continued)

Media - 2.76%
-------------
   Comcast Corp.(a)                                              20,000        $   601,925       $   599,000
   The McGraw-Hill Companies, Inc.                               15,000            664,690           663,750
   Omnicom Group                                                 10,000            654,802           798,600
                                                                               -----------       -----------
                                                                               $ 1,921,417       $ 2,061,350
                                                                               -----------       -----------
Metals & Mining - 1.05%
-----------------------
   Alcoa, Inc.                                                   30,000        $   685,675       $   783,900
                                                                               -----------       -----------
Multiline Retail - 1.46%
------------------------
   Target Corp.                                                  20,000        $   316,811       $ 1,088,200
                                                                               -----------       -----------
National Commercial Banks - 1.46%
---------------------------------
   First National of Nebraska, Inc.                                 225        $   387,969       $ 1,091,250
                                                                               -----------       -----------
Oil & Gas - 4.10%
-----------------
   Anadarko Petroleum Corp.                                      15,000        $   839,967       $ 1,232,250
   Apache Corp.                                                   5,000            274,667           323,000
   ChevronTexaco Corp.                                           27,000            700,665         1,509,840
                                                                               -----------       -----------
                                                                               $ 1,815,299       $ 3,065,090
                                                                               -----------       -----------
Petroleum Refining - 1.25%
--------------------------
   BP PLC ADR - ADR                                              15,000        $   368,832       $   935,700
                                                                               -----------       -----------
Pharmaceuticals - 6.27%
-----------------------
   Allergan, Inc.                                                10,000        $   782,197       $   852,400
   Johnson & Johnson                                             30,000          1,197,391         1,950,000
   Pfizer, Inc.                                                  40,000          1,195,434         1,103,200
   Teva Pharmaceutical Industries, Ltd. - ADR                    25,000            667,699           778,500
                                                                               -----------       -----------
                                                                               $ 3,842,721       $ 4,684,100
                                                                               -----------       -----------
Semiconductor & Semiconductor Equipment - 1.74%
-----------------------------------------------
   Applied Materials, Inc.                                       40,000        $   662,576       $   647,200
   Intel Corp.                                                   25,000            483,548           651,500
                                                                               -----------       -----------
                                                                               $ 1,146,124       $ 1,298,700
                                                                               -----------       -----------
Software - 3.04%
----------------
   Fair Isaac Corp.                                              18,000        $   234,627       $   657,000
   Microsoft Corp.                                               30,000            266,000           745,200
   Symantec Corp.(a)                                             40,000            891,307           869,600
                                                                               -----------       -----------
                                                                               $ 1,391,934       $ 2,271,800
                                                                               -----------       -----------
Specialty Retail - 8.29%
------------------------
   Best Buy Co, Inc.                                             35,000        $   965,001       $ 2,399,250
   Home Depot, Inc.                                              35,000            879,775         1,361,500
   Lowe's Cos, Inc.                                              20,000          1,111,622         1,164,400
   O'Reilly Automotive, Inc.(a)                                  20,000            448,460           596,200
   Williams-Sonoma, Inc.(a)                                      17,000            638,005           672,690
                                                                               -----------       -----------
                                                                               $ 4,042,863       $ 6,194,040
                                                                               -----------       -----------

               See accompanying Notes to the Financial Statements
Percentages are stated as a percent of net assets.
ADR American Depository Receipt
  (a) Non Income Producing

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             SCHEDULE OF INVESTMENTS
                             -----------------------
                                   (continued)

                                  JUNE 30, 2005
                                  -------------
                                   (Unaudited)

                                                                 Number                             Market
               Title of Security                               of Shares           Cost             Value
               -----------------                               ---------           ----             ------
          COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods - 1.16%
----------------------------------------
   Nike, Inc.                                                    10,000        $   829,360       $   866,000
                                                                               -----------       -----------
Thrifts & Mortgage Finance - 1.75%
----------------------------------
   Freddie Mac                                                   20,000        $   820,326       $ 1,304,600
                                                                               -----------       -----------
Tobacco - 5.19%
---------------
   Altria Group, Inc.                                            60,000        $ 2,695,023       $ 3,879,600
                                                                               -----------       -----------

          TOTAL COMMON STOCKS (Cost - $49,322,983)                             $49,322,983       $69,027,970
                                                                               -----------       -----------

          PREFERRED STOCKS - 1.04%

Loan Brokers - 0.34%
--------------------
   Harris Preferred Capital Corp.                                10,000        $   250,000       $   252,500
                                                                               -----------       -----------
Real Estate - 0.70%
-------------------
   Equity Office Properties Trust                                10,000        $   272,179       $   267,200
   Public Storage, Inc.                                          10,000            270,038           260,000
                                                                               -----------       -----------
                                                                               $   542,217       $   527,200
                                                                               -----------       -----------

          TOTAL PREFERRED STOCKS (Cost - $792,217)                             $   792,217       $   779,700
                                                                               -----------       -----------

                                                              Principal
                                                                Amount
                                                              ---------
          U.S. TREASURY OBLIGATIONS - 0.81%

United States Treasury Bonds - 0.81%
------------------------------------
   9.375%, 02/15/2006                                         $ 200,000        $   204,485       $   208,008
   7.500%, 11/15/2016                                           300,000            306,107           393,199
                                                                               -----------       -----------

          TOTAL U.S. TREASURY OBLIGATIONS (Cost - $510,592)                    $   510,592       $   601,207
                                                                               -----------       -----------

          CORPORATE BONDS - 4.36%

Department Stores - 0.21%
-------------------------
   Dillard Department Stores, Inc. 7.85%, 10/01/2012            150,000        $   150,750       $   156,750
                                                                               -----------       -----------
Diversified Telecommunication Services - 0.39%
----------------------------------------------
   Level 3 Communications, Inc. 9.125%, 05/01/2008              350,000        $   278,336       $   290,500
                                                                               -----------       -----------

               See accompanying Notes to the Financial Statements
Percentages are stated as a percent of net assets.

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             SCHEDULE OF INVESTMENTS
                             -----------------------
                                   (continued)

                                  JUNE 30, 2005
                                  -------------
                                   (Unaudited)

                                                              Principal                             Market
                                                                Amount             Cost             Value
                                                              ---------            ----             ------
          CORPORATE BONDS (Continued)

Electric Services - 0.29%
-------------------------
   Midamerican Energy Holdings Co. 7.63%, 10/15/2007          $ 200,000        $   200,000       $   213,753
                                                                               -----------       -----------
Food Products - 0.37%
---------------------
   Kraft Foods, Inc. 6.25%, 06/01/2012                          250,000        $   261,412       $   274,828
                                                                               -----------       -----------
Health Care Providers & Services - 0.37%
----------------------------------------
   Cardinal Health, Inc. 6.75%, 02/15/2011                      250,000        $   257,506       $   275,315
                                                                               -----------       -----------
Hotels And Motels - 0.38%
-------------------------
   Marriott International, Inc. 7.875%, 09/15/2009              250,000        $   250,041       $   282,143
                                                                               -----------       -----------
Motor Vehicles And Passenger Car Bodies - 0.46%
-----------------------------------------------
   Ford Motor Credit Co. 7.875%, 06/15/2010                     350,000        $   340,043       $   345,870
                                                                               -----------       -----------
Multiline Retail - 0.36%
------------------------
   Penney J C, Inc. 7.40%, 04/01/2037                           250,000        $   263,566       $   270,000
                                                                               -----------       -----------
National Commercial Banks - 0.39%
---------------------------------
   MBNA Corporation Senior Note 7.50%, 03/15/2012               250,000        $   263,608       $   291,401
                                                                               -----------       -----------
Semiconductor & Semiconductor Equipment - 0.39%
-----------------------------------------------
   Applied Materials, Inc. 7.125%, 10/15/2017                   250,000        $   255,644       $   294,974
                                                                               -----------       -----------
Tobacco - 0.34%
---------------
   R.J. Reynolds Holding, Inc. 7.25%, 06/01/2012                250,000        $   258,617       $   254,375
                                                                               -----------       -----------
Trusts, Except Educational, Religious, And Charitable - 0.41%
-------------------------------------------------------------
   Duke Capital Corp. 8.00%, 10/01/2019                         250,000        $   275,397       $   309,411
                                                                               -----------       -----------
          TOTAL CORPORATE BONDS (Cost - $3,054,920)                            $ 3,054,920       $ 3,259,320
                                                                               -----------       -----------
          SHORT TERM INVESTMENTS - 1.93%

Commercial Paper - 1.74%
------------------------
   Prudential Funding Corp. 3.050%, 07/05/2005                  800,000        $   799,729       $   799,729
   Prudential Funding Corp. 3.000%, 07/01/2005                  500,000            500,000       $   500,000
                                                                               -----------       -----------
                                                                               $ 1,299,729       $ 1,299,729
                                                                               -----------       -----------

                                                                 Number
                                                               of Shares
                                                               ---------
Mutual Funds - 0.19%
--------------------
   SEI Daily Income Trust Treasury Fund 2.520%                  141,186        $   141,186       $   141,186
                                                                               -----------       -----------

          TOTAL SHORT TERM INVESTMENTS (Cost - $1,440,915)                     $ 1,440,915       $ 1,440,915
                                                                               -----------       -----------
TOTAL INVESTMENTS - 100.56%                                                    $55,121,627       $75,109,112
                                                                               ===========
   (Cost - $55,121,627)
LIABILITIES, LESS OTHER ASSETS - (0.56)%                                                            (420,392)
                                                                                                 -----------
TOTAL NET ASSETS - 100.00%                                                                       $74,688,720
                                                                                                 ===========

               See accompanying Notes to the Financial Statements
Percentages are stated as a percent of net assets.

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                       -----------------------------------
                                  JUNE 30, 2005
                                  -------------
                                   (Unaudited)

ASSETS:
   Investments in securities, at fair value (cost: $55,121,627)                   $75,109,112
   Receivables
      Dividends and interest                                                          133,111
      Fund shares issued                                                              148,303
      Investments sold                                                                525,034
   Other assets                                                                        23,475
                                                                                  -----------

TOTAL ASSETS                                                                      $75,939,035
                                                                                  -----------
LIABILITIES:
   Payables
      Advisory fees                                                               $    89,591
      Fund shares redeemed                                                            172,199
      Investments purchased                                                           955,232
   Accrued expenses                                                                    33,293
                                                                                  -----------
TOTAL LIABILITIES                                                                 $ 1,250,315
                                                                                  -----------

TOTAL NET ASSETS                                                                  $74,688,720
                                                                                  ===========

NET ASSETS CONSIST OF:
   Capital stock                                                                  $57,473,386
   Accumulated undistributed net investment income                                     19,911
   Accumulated undistributed net realized loss on investments                      (2,792,062)
   Unrealized appreciation on investments                                          19,987,485
                                                                                  -----------
TOTAL NET ASSETS                                                                  $74,688,720
                                                                                  ===========

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)                    2,270,208
                                                                                  ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                          $     32.90
                                                                                  ===========

               See accompanying Notes to the Financial Statements.

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             STATEMENT OF OPERATIONS
                             -----------------------

                     FOR THE SIX MONTHS ENDED JUNE 30, 2005
                     --------------------------------------
                                   (Unaudited)

INVESTMENT INCOME
   Dividend income (net of foreign taxes withheld of $438)                                           $ 488,578
   Interest income                                                                                     152,079
                                                                                                     ---------

      Total investment income                                                                        $ 640,657
                                                                                                     ---------
EXPENSES
   Advisory fees                                                                                     $ 180,582
   Administration fees                                                                                  21,219
   Professional services                                                                                22,651
   Dividend disbursing and transfer agent fees                                                          14,842
   Fund accounting fees                                                                                 21,592
   Taxes and licenses                                                                                      724
   Custody fees                                                                                          4,603
   Printing and supplies                                                                                 8,145
   Independent directors expenses and fees                                                               9,187
   Other                                                                                                 9,593
                                                                                                     ---------

      Total expenses                                                                                 $ 293,138
                                                                                                     ---------
         NET INVESTMENT INCOME                                                                       $ 347,519
                                                                                                     ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

   Net realized loss on investments                                                                  $(184,454)

   Net change in unrealized appreciation/(depreciation) on investments                                (673,218)
                                                                                                     ---------

      NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                $(857,672)
                                                                                                     ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $(510,153)
                                                                                                     =========

               See accompanying Notes to the Financial Statements.

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------

            FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND JUNE 30, 2004
            --------------------------------------------------------
                                   (Unaudited)

                                                                                     2005              2004
                                                                                 -----------       -----------
INCREASE IN NET ASSETS
   Operations
      Net investment income                                                      $   347,519       $   263,104
      Net realized loss on investments                                              (184,454)       (1,752,893)
      Net change in unrealized appreciation/(depreciation) on investments           (673,218)        2,594,690
                                                                                 -----------       -----------

      Net increase/(decrease) in assets resulting from operations                $  (510,153)      $ 1,104,901
                                                                                 -----------       -----------

   Net equalization debits/credits                                                    (1,200)            3,067

   Distributions to shareholders
      From net investment income                                                    (338,338)         (114,940)
                                                                                 -----------       -----------

      Total distributions                                                        $  (338,338)      $  (114,940)
                                                                                 -----------       -----------

   Capital share transactions
      Net increase in net assets from capital share transactions                   1,256,763         3,114,057
                                                                                 -----------       -----------

         Total increase in net assets                                            $   407,072       $ 4,107,085
                                                                                 -----------       -----------

NET ASSETS:
   Beginning of period                                                           $74,281,648       $62,586,435
                                                                                 -----------       -----------

   End of period (includes $19,911 and $154,888 of
      undistributed net investment income in 2005 and 2004)                      $74,688,720       $66,693,520
                                                                                 ===========       ===========

               See accompanying Notes to the Financial Statements.

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                  JUNE 30, 2005
                                  -------------
                                   (Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    ------------------------------------------

       Bridges Investment Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Investments -
       -----------
          Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

          The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

          Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at market value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last recorded sales price on the last business day of the period for securities traded on a national securities exchange. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. No securities were fair valued during the six months ended June 30, 2005. The cost of investments reflected in the statement of assets and liabilities and the schedule of investments is approximately the same as the basis used for federal income tax purposes. The difference between cost and market value of securities is reflected separately as appreciation (depreciation) as applicable.

                                                            Six Months Ended     Six Months Ended
                                                                June 30,             June 30,
                                                                  2005                 2004            Net Change
                                                            ----------------     -----------------     ----------
Net unrealized appreciation (depreciation):

Aggregate gross unrealized appreciation on securities         $20,822,314           $18,669,143

Aggregate gross unrealized depreciation on securities            (834,829)           (1,137,958)
                                                              -----------           -----------

   Net                                                        $19,987,485           $17,531,185        $2,456,300
                                                              ===========           ===========        ==========

    B. Federal Income Taxes -
       --------------------
          It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

    C. Distribution to Shareholders -
       ----------------------------
          The Fund accrues income dividend to shareholders on a quarterly basis as of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders as of the ex-dividend date.

    D. Equalization -
       ------------

          The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

    E. Use of Estimates -
       ----------------

          The preparation of financial statements in conformity with accounting principles generally accepted in United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES
    -------------------------------------------------------------------

       Under an Investment Advisory Contract, Bridges Investment Management, Inc. (the "Investment Adviser") furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 to 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

       The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2004 and six months ended June 30, 2005.

       On October 1, 2004, the Investment Adviser began receiving a Board-approved fee for providing administrative services to the Fund at an annual rate of $42,000. In 2004, this amount totaled $10,500. Through September 30, 2004, Bridges Investment Counsel, Inc., an affiliate of the Investment Adviser, had been receiving an amount totaling $20,000 annually for certain administrative services. In 2004, the amount paid under this arrangement totaled $15,000. These administrative expenses are shown as Fund administration fees on the statement of operations.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT
    --------------------------------------

       Dividend disbursing and transfer agent services were provided by U.S. Bancorp Fund Services, LLC. The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.

(4) SECURITY TRANSACTIONS
    ---------------------

       The cost of long-term investment purchases during the six months ended June 30, was:

                                                        2005                       2004
                                                    -----------                 ---------
Securities                                          $11,699,928                 $6,782,24
                                                    ===========                 =========

       Net proceeds from sales of long-term investments during the six months ended June 30, were:

                                                       2005                        2004
                                                    ----------                  ----------
United States government obligations                $        0                  $  202,875
Other securities                                     8,793,071                   4,696,730
                                                    ----------                  ----------
   Total Net Proceeds                               $8,793,071                  $4,899,605
                                                    ==========                  ==========

(5) NET ASSET VALUE
    ---------------

       The net asset value per share represents the effective price for all subscription and redemptions.

(6) CAPITAL STOCK
    -------------

       Shares of capital stock issued and redeemed are as follows:

                                                      2005                        2004
                                                    -------                     -------
Shares sold                                         127,094                     127,490
Shares issued to shareholders in reinvestment
   of net investment income                           8,728                       6,292
                                                    -------                     -------
                                                    135,822                     133,782

Shares redeemed                                     (95,652)                    (35,552)
                                                    -------                     -------
   Net increase                                      40,170                      98,230
                                                    =======                     =======

       Value of capital stock issued and redeemed is as follows:

                                                        2005                        2004
                                                    -----------                 -----------
Shares sold                                         $ 4,089,114                 $ 4,033,248
Shares issued to shareholders in reinvestment
   of net investment income                             282,709                     200,952
                                                    -----------                 -----------
                                                    $ 4,371,823                 $ 4,234,200

Shares redeemed                                      (3,115,060)                 (1,120,143)
                                                    -----------                 -----------
   Net increase                                     $ 1,256,763                 $ 3,114,057
                                                    ===========                 ===========

(7) DISTRIBUTIONS TO SHAREHOLDERS
    -----------------------------

       On June 29, 2005, a cash distribution was declared from net investment income accrued through June 29, 2005. This distribution was calculated as $0.076 per share. The dividend was paid on June 30, 2005 to shareholders of record on June 29, 2005.

(8) FEDERAL INCOME TAX INFORMATION
    ------------------------------

       Distributions during the years ended December 31, 2004 and 2003, totaled $662,194 and $477,290 and were characterized as ordinary income for tax purposes.

       The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements.

       As of December 31, 2004, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments                     $ 53,632,314
                                                    ============
Unrealized appreciation                             $ 21,755,331
Unrealized depreciation                             $ (1,094,628)
                                                    ------------
Net unrealized appreciation                         $ 20,660,703
                                                    ============

       As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation                         $20,660,703
                                                    ===========
Undistributed ordinary income                       $     4,120
                                                    ===========
Accumulated capital losses                          $(2,604,294)
                                                    ===========

       The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes is attributable to the deferral of capital losses occurring subsequent to October 31, 2004, of $3,314 for tax purposes. For tax purposes, such losses will be realized in the year ending December 31, 2005. The accumulated capital losses of $2,604,294 represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows: $1,600 in 2009, $353,438 in 2010, and $1,573,598 in 2011, and $675,658 in 2012.

FINANCIAL HIGHLIGHTS
--------------------

       The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on a investment in the Fund (assuming reinvestment of all dividends and distributions).

       Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

                                                          Period Ended
                                                          ------------
                                                            June 30,                      Years Ended December 31,
                                                            --------       ----------------------------------------------------
                                                              2005           2004       2003       2002        2001       2000
                                                              ----           ----       ----       ----        ----       ----
Net Asset Value, Beginning of Period                        $ 33.31        $ 31.04    $ 23.05    $ 31.05     $ 38.59    $ 46.24
                                                            -------        -------    -------    -------     -------    -------
Operations
----------
   Net Investment Income(1)                                    0.15           0.31       0.24       0.20        0.26       0.40
   Net Realized and Unrealized Gain (Loss) on
      Investment Securities                                   (0.41)          2.27       7.99      (8.00)      (7.54)     (6.84)
                                                            -------        -------    -------    -------     -------    -------
      Total from Operations                                 $ (0.26)       $  2.58    $  8.23    $ (7.80)    $ (7.28)   $ (6.44)

Less Distributions
------------------
   From Net Investment Income                               $ (0.15)       $ (0.31)   $ (0.24)   $ (0.20)    $ (0.26)   $ (0.40)
   From Net Realized Gains                                        -              -          -          -           -      (0.81)
                                                            -------        -------    -------    -------     -------    -------
      Total Distributions                                   $ (0.15)       $ (0.31)   $ (0.24)   $ (0.20)    $ (0.26)   $ (1.21)
                                                            -------        -------    -------    -------     -------    -------
Net Asset Value, End of Period                              $ 32.90        $ 33.31    $ 31.04    $ 23.05     $ 31.05    $ 38.59
                                                            =======        =======    =======    =======     =======    =======
Total Return                                                  (0.77)%(2)      8.36%     35.83%    (25.13)%    (18.89)%   (14.09)%
------------                                                -------        -------    -------    -------     -------    -------

Ratio/Suplemental Data
----------------------
   Net Assets at End of Period (000s omitted)               $74,689        $74,282    $62,586    $45,855     $60,245    $71,412
                                                            -------        -------    -------    -------     -------    -------
   Ratio of Expenses to Average Net Assets                     0.81%(3)       0.85%      0.89%      0.85%       0.79%      0.72%
                                                            -------        -------    -------    -------     -------    -------
   Ratio of Net Investment Income to Average Net Assets        0.97%(3)       0.98%      0.91%      0.79%       0.79%      0.95%
                                                            -------        -------    -------    -------     -------    -------
   Portfolio Turnover Rate                                       12%            17%        26%        23%         14%        19%
                                                            -------        -------    -------    -------     -------    -------

(1) Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.

(2) Not Annualized

(3) Annualized

(9) OFFICERS AND DIRECTORS
    ----------------------

    The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). In addition, the Fund's statement of additional information includes additional information about Fund directors and is available, without charge, upon request to Mary Ann Mason at 1-800-939-8401.

    **The determination of an interested person is based on the definition in
Section 2(a) (19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund's investment adviser, Bridges Investment Management, Inc. Those individuals who are not "interested persons" are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be "independent directors" exercising care, diligence and good business judgment with respect to the governance of the Fund.**

                             **Disinterested Persons
                      Also Known As Independent Directors**

  Name, Age,                                           Principal Occupation(s) and Directorships*
  ----------                                           ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
     Office
     ------
N. Phillips          Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage
Dodge, Jr., 68       concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of American States
Director             Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public
(1983 - present)     Power District as of January 5, 2000, for a six year term.

John W.              Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding
Estabrook, 77        company, Nebraska Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective
                     January 1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital,
Director             assuming the Presidency of the Nebraska Methodist Health System until his retirement on August 31, 1992.
(1979 - present)

Jon D.               From 1987 to 1998 Mr. Hoffmaster was employed by InfoUSA, where he served as President and Chief Operating
Hoffmaster, 56       Officer, Chief Financial Officer, Executive Vice President and director. From 1980 to 1987, Mr. Hoffmaster was President and Chief Executive Officer of First National Bank of Bellevue, Nebraska. Mr. Hoffmaster has
                     been determined to be an "audit committee financial expert" within the meaning of the Sarbanes Oxley Act of
Director             2002 and the regulations related thereto by the Fund's Board of Directors. Mr. Hoffmaster serves as the
(1993 - present)     Chairman of the Audit Committee.

John J.              Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company
Koraleski, 54        Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the Executive Vice President-Marketing
Chairman and Lead    & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad
Independent Director and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad's Operating
(2005 - present)     Committee. Currently, Mr. Koraleski is Vice President-Finance and a Member of the Board of Trustees for Union
                     Pacific Foundation. Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad's
Director             Chief Financial Officer, Controller of Union Pacific Corporation. In those positions, he was responsible for
(1995 - present)     the Railroad's Information Technologies and Real Estate Departments. Mr. Koraleski has been determined to be an "audit committee financial expert" within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund's Board of Directors. Mr. Koraleski has been designated as the Lead
                     Independent Director of the Fund.

  Name, Age,                                           Principal Occupation(s) and Directorships*
  ----------                                           ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
     Office
     ------
Gary L.              Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen
Petersen, 61         commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in
                     June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide
Director             distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen serves as the
(1987 - present)     Chairman of the Fund's Administration and Nominating Committee.

John T. Reed, 61     Mr. Reed is Chairman of HMG Properties of Omaha, Nebraska, and a member of the Board of Directors of Level 3
Director             Communications, Inc., Alegent Health, Girls and Boys Town, and McCarthy Group, Inc. Mr. Reed was formerly a
(1999 - present)     partner with Arthur Andersen, LLC for 32 years before retiring in August, 1996. Mr. Reed has been determined to be an "audit committee financial expert" within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund's Board of Directors.

Roy A. Smith, 70     Mr. Smith was President of H. P. Smith Motors, Inc. for decades until the Company was sold to a new owner
Director             in the Third Quarter of 1997. Mr. Smith is currently President of Old Mill Toyota of Omaha, Nebraska, and
(1976 - present)     is a director of the Mid City Bank of Omaha.

Janice D. Stoney,    Mrs. Stoney retired as Executive Vice President, Total Quality System, US WEST Communications in
64                   December, 1992. Mrs. Stoney began her career within the telephone industry as a service representative with the Northwestern Bell Telephone Company in August, 1959. Mrs. Stoney earned various officer positions that
Director             culminated in becoming President of North western Bell Telephone Company from 1987 - 1989 and President of
(1999 - present)     the Consumer Division of US WEST from 1989 - 1991. During her business career, Mrs. Stoney has served on the Board of Directors of the Federal Reserve Bank, Tenth District, Omaha Branch, from 1984 to 1988; the
                     Northwestern Bell Telephone Company, 1985 to 1990; Tennant Company located in Minneapolis, Minnesota from
                     1986 to 1995; and US WEST Communications Group, Inc. 1989 to 1992. Mrs. Stoney currently serves on the Board of Directors of the Whirlpool Corporation, headquartered in Benton Harbor, Michigan where she has served since 1987. She was elected in 1999 as a Director of Williams Cos. headquartered in Tulsa, Oklahoma.

L.B. Thomas, 68      Mr. Thomas retired in October, 1996, from ConAgra, Inc. headquartered in Omaha, Nebraska. He retired as
                     Senior Vice President, Risk Officer and Corporate Secretary for ConAgra, Inc. ConAgra had sales of
Director             approximately $25 billion world-wide and was the second largest processor of food products in the United
(1992 - present)     States when Mr. Thomas retired. He was also a member of ConAgra's Management Executive Committee. Mr. Thomas
                     joined ConAgra as assistant to the Treasurer in 1960. He was named Assistant Treasurer in 1966; Vice
                     President, Finance in 1969; Vice President, Finance and Treasurer in 1974; added the Corporate Secretary responsibility in 1982; and became Senior Vice President in 1991. Mr. Thomas is a director of Lozier Corp.
                     located in Omaha, Nebraska and the Exchange Bank of Mound City, Missouri, and a member and treasurer of the
                     Nebraska Methodist Health System Board of Directors.

John K. Wilson,      Mr. Wilson is President of Durham Resources, LLC. Durham Resources, LLC is a privately held investment
50                   company headquartered in Omaha, Nebraska. Mr. Wilson commenced his career with Durham Resources, LLC in
                     February, 1983. Prior to becoming President in May, 1994, Mr. Wilson served in the position of
Director             Secretary-Treasurer and Vice President-Finance. Mr. Wilson currently serves on the Advisory Board - U.S.
(1999 - present)     Bank National Association, Omaha, Nebraska and as a director of MDU Resources Group, Inc. headquartered in
                     Bismarck, North Dakota. Mr. Wilson has been determined to be an "audit committee financial expert" within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund's Board of
                     Directors.

*   Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

    The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

                    Interested Person Directors and Officers

    The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of
Section 2(a)(19).

  Name, Age,                                           Principal Occupation(s) and Directorships*
  ----------                                           ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
     Office
     ------
Edson L. Bridges       Mr. Bridges became Chairman and Chief Executive Officer of Bridges Investment Fund, Inc. on April 11, 1997,
II**, 73 (1)           after serving as President from September 28, 1970 through April 11, 1997. Mr. Bridges II relinquished the responsibility of Chief Executive Officer to Mr. Bridges III on April 13, 2004. His position as Chairman of
Vice Chairman          the Board of Directors continued beyond that date. In September, 1959, Mr. Bridges became associated with
(2005 - present)       the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President and Director of
                       Bridges Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services,
Chairman               Inc., a company that was Transfer Agent and Dividend Disbursing Agent from October 1, 1987 through
(1997 - 2005)          October 11, 2004. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000, Director and Officer of Bridges Investment Management,
                       Inc., an investment management firm.

Chief Executive
Officer
(1997 - 2004)

Director
(1963 - present)

Edson L. Bridges       Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since
III**, 47 (4)          August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than eight years.
President              Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the
(1997 - present)       position of Portfolio Manager at the close of business on that date. Mr. Bridges was elected Chief Executive
                       Officer of Bridges Investment Fund on April 13, 2004. Mr. Bridges has been Executive Vice President of
Chief Executive        Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an
Officer                officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000,
(2004 - present)       Mr. Bridges has been President and Director of Bridges Investment Management, Inc. Mr. Bridges became a
                       Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in
                       October, 1990 and is Chairman of the Audit Committee of the Stratus Fund.

Chief Investment
Officer
(2004 - present)

Director
(1991 - present)

**  Edson L. Bridges II is the father of Edson L. Bridges III.

                                                  Additional Officers of the Fund

  Name, Age,                                           Principal Occupation(s) and Directorships*
  ----------                                           ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
     Office
     ------
Susan T. Bailey        Mrs. Bailey has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc.
42                     since February 24, 2003. Mrs. Bailey is currently Executive Assistant for Edson L. Bridges II and Randall
                       D. Greer, and she handles administrative matters for the various businesses operated by the Firm including
Assistant              the Fund. Prior to her employment at Bridges Investment Counsel, Inc., Susan's principal occupation has been
Secretary              working as a sales assistant for several securities brokerage firms, beginning with Piper Jaffray in
(2004 - present)       September, 1992.

  Name, Age,                                           Principal Occupation(s) and Directorships*
  ----------                                           ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
     Office
     ------
Nancy K. Dodge,       Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges
44                    Investment Management, Inc. since 1994. Her career has progressed through the accounting department of that
                      Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily
Treasurer             responsible for overseeing day to day operations for the Fund, and she is also the key person for handling
(1986 - present)      relations with shareholders, the custodian bank, transfer agent, and the auditor. Mrs. Dodge is a Vice
                      President of Bridges Investment Management, Inc., an officer and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company.

Starr Frohlich        Ms. Frohlich serves as a Vice President of U.S. Bancorp Fund Services, LLC and as Compliance Administrator
33                    for a select group of U.S. Bancorp mutual fund clients. Ms. Frohlich reviews all 1940 Act, SEC and IRS compliance, reviews financial statements, facilitates board meetings, educates fund boards concerning
Assistant             regulatory issues, prepares tax returns and meets SEC filing requirements on behalf of mutual fund clients.
Secretary             Prior to joining U.S. Bancorp in 1997, Ms. Frohlich worked for Fabcon, Inc., a manufacturing company located
(2004 - present)      in Minneapolis, Minnesota, as a Senior Accountant working mainly with financial statement preparation and expense analysis. Ms. Frohlich received her Bachelor of Science in Business degree in accounting from the
                      University of Minnesota.

Randall D. Greer,     Mr. Greer has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc.
54                    since December 1, 2002. Mr. Greer was the Chief Investment Officer of Westchester Capital Management, Inc.
                      from November, 2000 through November, 2002. Between October, 1975 and February, 2000, Mr. Greer held several
Executive Vice        management positions with Kirkpatrick, Pettis, Smith, Polian Inc. in Omaha, Nebraska, most recently as a
President             Principal. His responsibilities at Kirkpatrick Pettis included research, portfolio management and executive
(2005 - present)      administration. Mr. Greer is a full-time member of the professional staff of Bridges Investment Counsel,
                      Inc., and a Vice President of Bridges Investment Management, Inc. responsible for planning and administration
Chief Compliance      as well as investment management for an expanding base of client accounts. Mr. Greer was appointed Chief
Officer               Compliance Officer of the Fund, as of July 21, 2004. Mr. Greer has also served as a Vice President of Bridges
(2004 - present)      Investor Services, Inc. since April 8, 2003 and as a Vice President of Provident Trust Company since
                      December 10, 2002.

Vice President
(2003 - 2005)

Jason Hadler          Mr. Hadler, CPA, is an Assistant Vice President at U.S. Bancorp Fund Services, LLC and provides fund
30                    administration duties for a select group of U.S. Bancorp mutual fund clients. In his capacity as a Compliance
                      Administrator, Mr. Hadler handles daily client issues, performs 1940 Act, SEC and IRS compliance, prepares
Assistant             financial statements and board reports, coordinates the annual audit and meets SEC filing requirements on
Treasurer             behalf of mutual fund clients. Prior to joining U.S. Bancorp in 2003, Mr. Hadler worked at UMB Fund Services
(2004 - present)      for five years, where he provided administrative services to several mutual fund families. Mr. Hadler has over seven years experience in the financial services industry, including public accounting and mutual fund accounting. Mr. Hadler is a member of the Wisconsin Institute of Certified Public Accountants and received a
                      Bachelor of Science degree in accounting from Marquette University.

Brian Kirkpatrick,    Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges
34                    Investment Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for
Vice President        an expanding base of discretionary management accounts, including the Fund, for several years.
(2000 - present)      Mr. Kirkpatrick is a Vice President of Bridges Investment Management, Inc. and a Trust Assistant for
                      Provident Trust Company.

Mary Ann Mason,       Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981 and Bridges Investment
53                    Management, Inc. since 1994. Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment
Secretary             Counsel, Inc., Secretary, Treasurer and Trust Administrator for Provident Trust Company, Secretary and
(1987 - present)      Treasurer for both Bridges Investor Services, Inc. and Bridges Investment Management, Inc., and a Director
                      of Bridges Investor Services, Inc.

Linda Morris,         Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges
38                    Investment Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in
Assistant             the client accounting area. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999.
Treasurer             Mrs. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust
(2000 - present)      Assistant for Provident Trust Company.

  Name, Age,                                           Principal Occupation(s) and Directorships*
  ----------                                           ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
     Office
     ------
Kathleen J.            Mrs. Stranik has been an employee of Bridges Investment Counsel, Inc. since January, 1986 and Bridges
Stranik, 61            Investment Management, Inc. since 1994. Mrs. Stranik has functioned as an executive assistant to both Edson
                       L. Bridges II and Edson L. Bridges III throughout her career with the Fund. Mrs. Stranik is Vice President
Assistant              of Administration for Bridges Investment Counsel, Inc., an officer and director of Bridges Investor
Secretary              Services, Inc., Assistant Secretary, Assistant Treasurer and Trust Officer for Provident Trust Company, and
(1995 - present)       Assistant Secretary and Assistant Treasurer for Bridges Investment Management, Inc.

Trinh Wu,              Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc.
48                     since February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the
                       Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting
Controller             activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank,
(2001 - present)       N.A. Nebraska. Mrs. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

*   Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

    The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

    The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by sending an e-mail to fund@bridgesinv.com or by calling 1-800-939-8401.

(10) INVESTMENT ADVISORY AGREEMENT DISCLOSURE
     ----------------------------------------

    The Fund's investment advisory agreement with Bridges Investment Management, Inc. ("BIM") was approved by the independent members of the Board of Directors on January 11, 2005, and by the Fund shareholders at the 2005 Annual Meeting held on March 22, 2005.

    In approving the continuance of the investment advisory agreement, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

    With respect to BIM's financial resources, BIM provided the Fund Board of Directors information showing (as of September 30, 2004) total assets of $2,080,237, no long-term debt, and total shareholders' equity of $1,658,547, with a current ratio (current assets to current liabilities) of 3.32 and an equity to total assets ratio of 79.7%. With respect to investment performance record, types of securities purchased, quality of investment advice, and operating costs, because Edson L. Bridges III has been, and will continue as, the person responsible for the day-to-day management of the Fund's portfolio, a position he has held since April 11, 1997, and because the transfer of the investment advisory arrangement from the predecessor investment advisor, Bridges Investment Counsel, Inc., to BIM continued the Fund operations in similar form with minimal disruption of operations and arrangements, the directors reviewed and focused on the Fund's past performance and operations in their evaluation and decision.

    Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund's performance criteria to funds with similar investment objectives. The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the Fund ranked 22nd of 1,268 funds over a trailing 12-month period (as of September 30, 2004), 17th of 996 funds over a 3-year period, 21st of 681 funds over a 5-year period, 39th of 239 funds over a 10-year period, and 54th of 98 funds over a 15-year period.

    The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (85.1% as of September 30, 2004) and bonds (6.1% as of September 30, 2004), and the sector weighting of stocks owned by the Fund, with 12.7% of Fund stocks held in the "information economy" (including software, hardware, media and telecommunications stocks), 67.0% of Fund stocks held in the "service economy" (including healthcare, consumer services, business services and financial services), and 20.3% of Fund stocks held in the "manufacturing economy" (including consumer goods, industrial materials, energy and utilities).

    The Fund directors reviewed a number of current ratios for the Fund's portfolio, including the current price/earnings ratio of Fund stocks (20.5 as of September 30, 2004), price/cash ratio (15.7) and price/book ratio (4.5), as well as the Fund's turnover ratio, which moved up moderately to 26% in 2003, compared to a turnover ratio average of 92% for a comparison group of large no-load growth funds. The directors also reviewed the Fund's expense ratio, which was 0.89% for 2003, compared to an average of 1.15% for a peer group of 584 funds selected as the comparison group.

    The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund's fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

    With respect to the Fund's compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure, including assignment of new officers in charge of the Fund's codes of ethics and oversight of trading policies and procedures.

    The Board of Directors noted that Edson L. Bridges III has more than 19 years experience with the Fund's portfolio and thus is very familiar with the Fund's history and operations. The Board of Directors further noted that Edson
L. Bridges III has been responsible for the day-to-day management of the Fund's portfolio since April 11, 1997, with Edson L. Bridges II as the back-up person in this position, and that these positions and responsibilities have continued with BIM.

    At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund's portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM. The Fund's Board of Directors reviewed in January 2005 an annual disclosure for 2004 on soft dollar commission arrangements of BIM and the benefits that BIM, and its clients may receive from the Fund's portfolio transactions. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

(11) OTHER INFORMATION
     -----------------

    The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC's website at http://www.sec.gov or can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2004 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC's website at http://www.sec.gov.

--------------------------------------------------------------------------------

                           BRIDGES INVESTMENT FUND, INC.
                              8401 West Dodge Road
                              Omaha, Nebraska 68114

                            Telephone    402-397-4700
                            Facsimile    402-397-8617

                                    DIRECTORS
                                    ---------

                              Edson L. Bridges II
                              Edson L. Bridges III
                              N. P. Dodge, Jr.
                              John W. Estabrook
                              Jon D. Hoffmaster
                              John J. Koraleski
                              Gary L. Petersen
                              John T. Reed
                              Roy A. Smith
                              Janice D. Stoney
                              L.B. Thomas
                              John K. Wilson

                                    OFFICERS
                                    --------

       John J. Koraleski                  Chairman and Lead
                                             Independent Director
       Edson L. Bridges II                Vice-Chairman
       Edson L. Bridges III               President and Chief Executive
                                             and Investment Officer
       Randall D. Greer                   Executive Vice President and
                                             Chief Compliance Officer
       Brian M. Kirkpatrick               Vice President
       Mary Ann Mason                     Secretary
       Kathleen J. Stranik                Assistant Secretary
       Susan T. Bailey                    Assistant Secretary
       Starr Frohlich                     Assistant Secretary
       Nancy K. Dodge                     Treasurer
       Linda J. Morris                    Assistant Treasurer
       Jason Hadler                       Assistant Treasurer
       Trinh Wu                           Controller

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                  ---------------------------------------------

                          Deloitte & Touche LLP
                          First National Tower
                          1601 Dodge Street, Suite 3100
                          Omaha, Nebraska 68102

CORPORATE COUNSEL                              COUNSEL TO INDEPENDENT DIRECTORS
-----------------                              --------------------------------

Baird, Holm, McEachen, Pedersen,               Koley, Jessen, P.C.
   Hamann & Strasheim LLP                      Attorneys at Law
Attorneys at Law                               One Pacific Place, Suite 800
1500 Woodmen Tower                             1125 South 103 Street
Omaha, Nebraska 68102                          Omaha, Nebraska 68124

SPECIAL COUNSEL                                DISTRIBUTOR
---------------                                -----------

Ballard, Spahr, Andrews & Ingersoll LLP        Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300            615 East Michigan Street
Denver, Colorado 80202                         Milwaukee, Wisconsin 53202

--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

   There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of d directors set forth in the Fund's 2005 definitive proxy statement, filed with the Securities and Exchange Commission on February 18, 2005.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

Background Description of Fund Controls and Procedures: In accordance with SEC
-------------------------------------------------------
Rule 30a-3(a) under the Investment Company Act of 1940 ("1940 Act"), the Fund maintains two separate categories of controls and procedures: (1) disclosure controls and procedures and (2) internal controls over financial reporting. This Item 11 of Form N-CSR is to disclose the conclusions of the Fund's certifying officers with respect to the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c)), designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is recorded, processed, summarized and reported in a timely fashion.

The Fund's investment manager has constituted a committee (the "N-CSR Committee"), comprised of internal staff members, including personnel who are responsible for maintaining or providing information for the Form N-CSR or Form N-Q. The members of the N-CSR Committee are to report to the certifying officers any changes in internal controls for financial statement information or changes in the procedures and practices for information which is used in the Fund shareholder reports and Fund SEC filings. The N-CSR Committee meets periodically to exchange information, evaluate and assess existing controls and procedures and formally update any reportable changes in Fund controls and procedures.

(a) Conclusions of Certifying Officers: The Fund's certifying officers, Chief
    -----------------------------------
Executive and Investment Officer and President, Edson L. Bridges III; Executive Vice President and Chief Compliance Officer, Randall D. Greer; and Treasurer, Nancy K. Dodge, based on their evaluation as of a date within 90 days of the filing date of this Form N-CSR, including an evaluation of those matters set forth in Item 11(b) below, have concluded that the Fund's disclosure controls and procedures are effective. These conclusions were reached independently by each certifying officer after performing the evaluation required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b) Changes in the Fund's Internal Control over Financial Reporting: Through
    ----------------------------------------------------------------
September 30, 2004, there were no changes in the Fund's internal control that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Effective October 1, 2004, the Fund's investment manager, Bridges Investment Management, Inc. ("BIM") entered into certain administrative, accounting and related services which constitute changes to the Fund's financial reporting procedures. Effective October 1, 2004, BIM entered into a Fund Accounting Servicing Agreement and Fund Sub-Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Fund Accounting Servicing Agreement, USBFS's duties include: (i) portfolio accounting services, (ii) expense accrual and payment services, (iii) fund valuation and financial reporting services, (iv) tax accounting services, (v) compliance control services, and (vi) daily accounting functions. Under the Fund's Sub-Administration Servicing Agreement with BIM, USBFS's duties include blue sky preparation, filing and compliance and SEC document preparation, filing and compliance.

Pursuant to a Custody Agreement entered into with U.S. Bank National Association ("Custodian"), an affiliate of USBFS located in Cincinnati, Ohio, the Fund's securities portfolio and cash reserve assets were transferred to the Custodian, after the close of business on September 30, 2004. Under the Custody Agreement, the Custodian's duties include: (i) holding securities of the Fund in a separate account in the name of the Fund, (ii) making receipts and disbursements of money on behalf of the Fund, (iii) collecting and receiving all income and other payments and distributions on account of the Fund's portfolio investments, (iv) maintaining books and records in accordance with applicable laws, and (v) making periodic reports to the Fund concerning the Fund's operations.

On October 1, 2004, the Fund engaged Quasar Distributors, LLC ("Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, an affiliate of USBFS, to serve as the Fund's distributor in connection with the offering of the Fund's shares on a no-load basis. The Distributor will facilitate the cash settlements purchase and redemption transactions for the Fund through an electronic platform known as "Fund Serv." The Distributor will review financial reports issued by the Fund and prepare appropriate disclosures and legends required by mutual fund industry guidelines, NASD standards and SEC regulations.

On October 8, 2004, USBFS became the dividend disbursing and transfer agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, USBFS's duties include (i) issuance and redemption of Fund shares, including obtaining signature guarantees in accordance with requirements set forth in the Fund prospectus, (ii) making dividend and other distributions to the shareholders of the Fund, (iii) responding to correspondence by Fund shareholders and other relating to its duties, (iv) maintaining shareholder accounts, (v) issuing Form 1099 information to Fund shareholders each year, and
(vi) compliance with Anti-Money Laundering and USA Patriot Act regulatory requirements.

Arrangements for these changes in responsibility were handled by transition teams established within BIM and specialists from USBFS. As part of the evaluation process established by the Fund for its internal controls and procedures, the certifying officers reviewed the transition of such services to USBFS and affiliates, pursuant to the agreements described above.

As a result of entering into the various agreements described above, to a significant degree the Fund's operating controls and procedures have been delegated to USBFS and its affiliates which are providing the accounting, administrative, distributor, and dividend and transfer agent services described. With respect to the services provided by USBFS and its affiliates, the Fund relies upon the controls and compliance procedures, policies, training and oversight established by USBFS and its affiliates' personnel. In response to these changes, BIM requested and received a certificate from the USBFS chief compliance officer certifying as to the system of compliance controls of USBFS, and confirmation of no known compliance events related to federal securities laws impacting the Fund for the period ending June 30, 2005.

(a) There have been changes in the accounting accrual methods used by the Fund for the accrual of certain Fund expenses as a result of the transition to USBFS for accounting services. These changes relate primarily to the differences in the timing of the accrual of expenses, and such changes are not expected by Fund management to materially affect total Fund expenses.

(b) The Fund began amortizing bond premiums and discounts during 2004 as a result of a recommendation of the fund's independent registered public accounting firm and in accordance with USBFS policies.

ITEM 12. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing filed February 25, 2005.

    (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

    (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

    (Registrant)  Bridges Investment Fund, Inc.
                  ----------------------------------------------------------

    By (Signature and Title)   /s/     Edson L. Bridges III
                             ------------------------------------------------
                                   Edson L. Bridges III, President, CEO, CIO

    Date                           8/4/2005
         -------------------------------------------------------------------

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

    By (Signature and Title)*  /s/     Edson L. Bridges III
                              ----------------------------------------------
                                   Edson L. Bridges III, President, CEO, CIO

    Date                           8/4/2005
         -------------------------------------------------------------------

    By (Signature and Title)*  /s/     Randall D. Greer
                              ----------------------------------------------
                                   Randall D. Greer, Executive Vice President

    Date                           8/4/2005
         -------------------------------------------------------------------

    By (Signature and Title)*  /s/     Nancy K. Dodge
                              ----------------------------------------------
                                   Nancy K. Dodge, Treasurer

    Date                           8/4/2005
         --------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature